UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    November 14, 2005

Winnebago Industries, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code    641-585-3535

___________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        (b) & (c) Winnebago Industries, Inc. (the “Company” or “Winnebago”) announced that the Human Resources Committee recommended, and the Board of Directors elected, Sarah N. Nielsen to the position of Vice President — Chief Financial Officer (“CFO”), effective November 14, 2005. The Company also announced that Edwin F. Barker, its President, relinquished the title of CFO in order to focus on the day-to-day management of the Company.

        Ms. Nielsen, a certified public accountant, was employed by Deloitte & Touche LLP for ten years, most recently as an Advisory Services Senior Manager for the period from September 2003 through July 2005 and as a Manager for the period from September 2000 through August 2003. Ms. Nielsen served as the Company’s Director of Special Projects and Training for the period from August 2005 until her election as CFO.

        Ms. Nielsen will receive a base salary of $200,000 per year. Ms. Nielsen was granted options to purchase 12,500 shares (9,273 Incentive Stock Options and 3,227 Non-Qualified Stock Options) of the Company’s common stock at an exercise price of $32.345 per share, pursuant to the shareholder approved Winnebago Industries, Inc. 2004 Incentive Compensation Plan (the “Plan”). Winnebago filed a copy of the Plan with the Securities and Exchange Commission as Appendix B to Winnebago’s Proxy Statement filed on November 21, 2003. The options become exercisable in annual increments of one-third commencing November 14, 2006 and expire 10 years from the date of grant, unless terminated earlier in accordance with the applicable agreement.

        These grants were made pursuant to the forms of master Incentive Stock Option Agreement and master Non-Qualified Stock Option Agreement to be entered into between Winnebago and participants under the Plan for grants of incentive stock options and non-qualified stock options, respectively, filed on Exhibits 10.1 and 10.2 to Winnebago’s Current Report on Form 8-K dated October 13, 2004.

        Ms. Nielsen is also entitled to participate in the Company’s (i) Officers Incentive Compensation Plan — Fiscal Period 2006 (the “2006 Incentive Compensation Plan”) and (ii) Officers Long-Term Incentive Plan — Fiscal Three-Year Period 2006, 2007 and 2008 (the “LTIP 2006-2008”) as a “Named Executive Officer,” each as described in the Company’s Current Report on Form 8-K dated August 30, 2005.

        The Company and Ms. Nielsen entered into an Executive Change of Control Agreement substantially in the form of the Executive Change of Control Agreements as described in the Company’s Proxy Statement relating to the Annual Meeting of Shareholders scheduled to be held on January 10, 2006 under the heading “Change in Control Arrangements.”

Item 7.01	Regulation FD Disclosure

        On November 14, 2005, the Company issued a press release announcing the election of Sarah Nielsen as the Company’s CFO and the relinquishment of the title of CFO by Ed Barker. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Executive Change of Control Agreement between the Company and Sarah Nielsen, dated as of November 14, 2005

99.1	Press Release dated November 14, 2005

Pursuant to SEC Release Nos. 33-84000 and 34-49424, Exhibit 99.1 is being furnished and will not be deemed “filed” for purposes of the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2005	WINNEBAGO INDUSTRIES, INC.

By: /s/ Bruce D. Hertzke
Name: Bruce D. Hertzke
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Executive Change of Control Agreement between the Company and Sarah Nielsen, dated as of November 14, 2005

99.1	Press Release dated November 14, 2005